Exhibit 10.3

SECOND AMENDMENT TO
PURCHASE AGREEMENT

This SECOND AMENDMENT TO PURCHASE AGREEMENT (this “Second Amendment”) is made and entered into effective as of March ___, 2010, by and between 2075 FORD PARKWAY, LLC, a Minnesota limited liability company (“Purchaser”), and BEHRINGER HARVARD HOPKINS, LLC, a Delaware limited liability company (“Seller”).

RECITALS:

A. Seller and Purchaser entered into that certain Purchase Agreement dated as of February 3, 2010, as amended by that certain First Amendment to Purchase Agreement dated as of February 10, 2010 (the “Original Agreement”), pursuant to which Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller certain Property (as defined therein) on the terms and conditions set forth in the Original Agreement.

B. Purchaser and Seller now desire to amend certain provisions of the Original Agreement, all upon the terms and subject to the conditions set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. Capitalized Terms. All capitalized terms not otherwise specifically defined in this Second Amendment shall have meanings ascribed to such terms in the Original Agreement.

2. Financing Contingency. Section 3.5 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Purchaser has informed Seller that it is securing financing for the purchase of the Property. Notwithstanding the expiration of the Inspection Period, Purchaser shall have the right to terminate this Agreement and receive the return of the Earnest Money in the event that it does not secure financing by giving written notice to Seller not later than March 9, 2010. Such termination right shall be solely limited to the failure to obtain financing and Purchaser represents and warrants that it will use commercially reasonable efforts to obtain such financing. All other aspects of the Property and Property Documents shall be deemed to have been approved pursuant to Section 3.3. If Purchaser fails to send Seller written notice of termination pursuant to this Section 3.5 by March 9, 2010, then Purchaser shall have no further right to terminate except as expressly set forth in this Agreement.”

3. Time and Place of Closing. Section 4.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“The consummation of the purchase and sale of the Property (“Closing”) shall take place via facsimile or email through the office of the Escrow Agent, on a date (the “Closing Date”) mutually agreed upon by the parties, but not later than March 16, 2010. Simultaneously with the execution of the First Amendment, Purchaser made a deposit of an additional Fifty Thousand Dollars ($50,000) with Escrow Agent. Such Fifty Thousand Dollars ($50,000) is a part of the Earnest Money as such term is used herein and is non-refundable except as otherwise set forth herein. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3 below, the performance of which obligations shall be concurrent conditions.”

Exhibit 10.3

4. Counterparts; Interpretation. This Second Amendment may be signed in counterparts and may be delivered by electronic mail or facsimile, and each counterpart will be considered an original, but all of which, when taken together, will constitute one instrument. This Second Amendment shall be interpreted to give each of the provisions their plain meaning. The Recitals are incorporated into the Second Amendment. Each of the parties agrees to permit the use of telecopy or other electronic signatures in order to expedite the execution and delivery of this Second Amendment, intends to be bound by its respective telecopy or electronic signature, and is aware that the other will rely on the telecopied or other electronically transmitted signature.

5. Governing Law. This Second Amendment shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of Minnesota.

6. No Further Modification. The Original Agreement remains in full force, except as amended by this Second Amendment, and is hereby ratified and reaffirmed.

7. Conflicts. If any conflict between this Second Amendment and the Original Agreement should arise, the terms of this Second Amendment shall control.

Exhibit 10.3

IN WITNESS WHEREOF, Seller and Purchaser have executed this Second Amendment as of the date written above.

SELLER:

Dated: _________	BEHRINGER HARVARD HOPKINS, LLC, a Delaware limited liability company

	By:	/s/
Name:
Title:

PURCHASER:

Dated: _________	2075 FORD PARKWAY, LLC, a Minnesota limited liability company

	By:	/s/
Name:
Title: